SEPARATE ACCOUNT THREE

GENERATION FROM MANULIFE FINANCIAL

ISSUED BY

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995



This Supplement updates certain information in your Prospectus. Please read it and keep it with your Prospectus for future reference.

The following sentence is added at the end of the subsection titled "Manufacturers Life of America and Manufacturers Life" in the section titled "General Information about
Manufacturers Life of America, Separate Account Three and the
Series Fund" on page 6 of the Prospectus.

Manufacturers Life was the first company to introduce survivorship life insurance -- a sophisticated insurance product which revolutionized the estate planning market.
With five survivorship products, Manufacturers Life and its subsidiaries offer the broadest second-to-die portfolio in the industry.


The first sentence of the subsection titled "Supplementary
Benefits" under the heading "Other Provisions" on page 29 of the Prospectus is amended to read as follows:

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate
Preservation Rider, which rider provides additional term insurance at no extra charge during the first four policy years to protect against application of the "three year contemplation of death rule," and an option to split the Policy into two individual life policies upon divorce or certain federal tax law changes without evidence of insurability ("Policy Split Option").


The last paragraph under the subsection titled "Federal
Income Tax Considerations" under the heading "Miscellaneous
Matters" on page 30 of the Prospectus is amended to read as follows:

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others, including split dollar insurance plans, with respect to which Manulife Financial took the lead in establishing the method to be used to calculate the economic benefit arising from the death benefit component of survivorship split dollar arrangements with the "Greenberg to Greenberg" letter in 1983. The tax consequences of all such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

The date of this Supplement is October 10, 1995.